UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2014

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2014, the Board of Directors of International Flavors & Fragrances Inc. (“IFF” or the “Company”) elected Michael Ducker, Chief Operating Officer and President, International, for FedEx Express, to the Company’s Board of Directors, effective immediately. A copy of the press release issued by the Company regarding these matters is being furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Mr. Ducker will participate in the non-employee director compensation arrangements described in IFF’s 2013 Proxy Statement, which was filed on March 25, 2014. Under the terms of those arrangements, each non-employee director receives, among other things, an annual cash retainer of $112,500, and an annual retainer of $112,500 paid in the form of Restricted Stock Units (“RSUs”) under the Company’s 2010 Stock Award and Incentive Plan, in each case prorated to reflect his service for a partial year. The cash retainer is paid in November of each year. Pursuant to the terms of the Company’s Equity Grant Policy, an RSU grant will be made to Mr. Ducker on November 3, 2014. Under the non-employee director compensation arrangements, future RSU grants to Mr. Ducker will be made on the date of each annual meeting of shareholders. RSUs granted to directors cliff vest on the first anniversary of the grant date. Under the Company’s Share Retention Policy, each executive and director must retain shares of Company common stock based on a targeted ownership level. The targeted ownership level for directors is five times the cash portion of the annual retainer (not including any retainer for service as a committee chairperson or lead director).

On October 23, 2014, the Company’s Board of Directors elected Andreas Fibig, the Company’s Chief Executive Officer, as Chairman of the Board of the Company, effective December 1, 2014. This action followed notice to the Board of Directors by Douglas Tough, the Company’s current Chairman, of his retirement from the Board of Directors effective December 1, 2014. A copy of the press release issued by the Company regarding these matters is being furnished as Exhibit 99.2 to this Form 8-K and is hereby incorporated by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the election of Mr. Ducker as a director, on October 22, 2014, the Board of Directors of the Company approved an amendment to Article II, Section 2 of the Company’s By-laws to increase the number of directors from twelve (12) to thirteen (13) effective October 22, 2014. The Board of Directors also approved an amendment to Article VI, Section 1 to provide indemnification to individuals serving at the request of the Company as a director, officer, employee, fiduciary or agent of an affiliate of the Company. The amended and restated By-laws of the Company reflecting these amendments are filed with this report as Exhibit 3(ii).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3(ii)	By-laws of International Flavors & Fragrances Inc., effective as of October 22, 2014.

99.1	Press Release issued by International Flavors & Fragrances Inc. dated October 23, 2014

99.2	Press Release issued by International Flavors & Fragrances Inc. dated October 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Kevin C. Berryman
Name: Kevin C. Berryman
Title: Executive Vice President and Chief Financial Officer

Date: October 27, 2014

EXHIBIT INDEX

Exhibit No.	Description

3(ii)	By-laws of International Flavors & Fragrances Inc., effective as of October 22, 2014.

99.1	Press Release issued by International Flavors & Fragrances Inc. dated October 23, 2014

99.2	Press Release issued by International Flavors & Fragrances Inc. dated October 27, 2014